UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2006

Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Atlanta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4©)

Item 2.02        Results of Operations and Financial Condition.

On April 27, 2006, we issued a Press Release announcing our earnings for the fiscal quarter ended March 31, 2006. The earnings release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Reelection of Directors

On April 27, 2006, the stockholders of Schweitzer-Mauduit International, Inc. reelected K.C. Caldabaugh and Richard D. Jackson as Class II Directors for a 3-year term expiring at the 2009 Annual Meeting of Stockholders. Mr. Caldabaugh serves as Principal, Heritage Capital Group, an investment banking firm. Mr. Jackson is a private investor and Chairman of the Board of ebank Financial Services, Inc. Independent directors continue to constitute a majority of our Board of Directors. Mr. Jackson was also elected to serve as the lead non-management director for a one-year term expiring in April 2007. A press release on the director elections, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

Reappointment of Executive Officers

On April 27, 2006, the Board of Directors reappointed the existing executive officers as identified in Part 1, Item 1 of the Schweitzer-Mauduit International Inc. Form 10-K for the fiscal year ended December 31, 2005.

Item 8.01        Other Events.

On April 28, 2006, we issued a press release announcing that the Board of Directors of Schweitzer-Mauduit International, Inc. declared a regular quarterly dividend of $0.15 a share. The Board of Directors declared the dividend payable on June 12, 2006 to stockholders of record on May 15, 2006. The press release on the dividend, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated April 27, 2006, of Schweitzer-Mauduit International, Inc., announcing our earnings for the fiscal quarter ended March 31, 2006.

99.2	Press Release, dated April 28, 2006, of Schweitzer-Mauduit International, Inc., announcing quarterly dividend and director elections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ PAUL C. ROBERTS
Paul C. Roberts
Chief Financial Officer and Treasurer

Dated: April 28, 2006